EXHIBIT 10.31.7


--------------------------------------------------------------------------------

                               DATED 5TH MAY, 2004

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            SEVENTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                              BARLOW LYDE & GILBERT
                                   24TH FLOOR
                            NINE QUEEN'S ROAD CENTRAL
                                    HONG KONG

--------------------------------------------------------------------------------

THIS DEED is made the 5th May, 2004.

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").

WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" such expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Beneficiaries, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003 and 17th March, 2004 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The Borrowers have requested the Agent, and the Agent (in its capacity as the Issuer) has agreed in principle, to the amendment of the Facility Agreement as hereinafter set out.

(D) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail.

         References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the insertion of the words "AND/OR" after the punctuation mark ";" in Sub-Clause12.1.17 of the Facility Agreement.

         2.1.2 By the deletion of the punctuation mark ";" and the words "AND/OR" in Sub-Clause 12.1.18 of the Facility Agreement, and the substitution therefor with the punctuation mark ".".

         2.1.3 By the deletion in its entirety of Sub-Clause 12.1.19 of the Facility Agreement.

         2.1.4 By the deletion in its entirety of Sub-Clause 12.3.2 of the Facility Agreement, and the substitution therefor with the following:

                  "12.3.2 WITHOUT PREJUDICE TO SUB-CLAUSE 12.3.1 AND ALL OTHER RIGHTS AND REMEDIES OF THE AGENT OR ANY FINANCE PARTY, IF ANY BORROWER OR THE PARENT FAILS ON OR BEFORE 31ST MAY, 2004 TO OBTAIN LOAN AND OTHER FINANCE FACILITIES IN SUBSTITUTION OF THE LOAN AND OTHER FINANCE FACILITIES PROVIDED TO THE GROUP BY GMAC (NOTWITHSTANDING THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, OR THE CONSENT OR ABSENCE OF CONSENT BY THE AGENT UNDER SUB-CLAUSE 11.3.3), THE BORROWERS AGREE TO IMMEDIATELY PAY TO THE AGENT FOR THE ACCOUNT OF THE ISSUER A FEE OF US$100,000 (AND THE BORROWERS HEREBY IRREVOCABLY AUTHORISE THE AGENT (ON BEHALF OF THE ISSUER) TO PROCURE THE DEBITING OF SUCH ACCOUNTS IN THE NAMES OF THE BORROWERS MAINTAINED BY THE ISSUER AS THE AGENT MAY DETERMINE IN THE AGGREGATE AMOUNT OF US$100,000 UPON THE SAME BECOMING DUE AND PAYABLE)."

3.       GENERAL

3.1      The parties hereto hereby acknowledge and confirm that:-

         3.1.1 the terms of the Facility Agreement as varied and amended in accordance with this Deed of Variation shall remain in full force and effect; and

         3.1.2 neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement, any Security Document or any other Finance Document or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

3.2 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

3.3 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.



IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.

THE BORROWERS


THE COMMON SEAL of         )
TARRANT COMPANY LIMITED    )
was hereunto affixed       )
in the presence of:        )


 /S/ HENRY CHU
---------------------------
HENRY CHU, DIRECTOR

 /S/ CHARLES LAI
---------------------------
CHARLES LAI, DIRECTOR/SECRETARY




THE COMMON SEAL of         )
MARBLE LIMITED             )
was hereunto affixed       )
in the presence of:        )


/S/ HENRY CHU
---------------------------
HENRY CHU, DIRECTOR

/S/ GRACE TAM
--------------------------
GRACE TAM, DIRECTOR/SECRETARY




THE COMMON SEAL of         )
TRADE LINK HOLDINGS LIMITED)
was hereunto affixed       )
in the presence of:        )


/S/ HENRY CHU
---------------------------
HENRY CHU, DIRECTOR

/S/ GRACE TAM
--------------------------
GRACE TAM, DIRECTOR/SECRETARY

THE AGENT


SIGNED for and on behalf of)
UPS CAPITAL GLOBAL         )
TRADE FINANCE CORPORATION  )
by:                        )
in the presence of:        )             /S/ ROBIN C. NIX
                                         -----------------------------------
                                         ROBIN C. NIX


--------------------------
WITNESS